Star Equity Holdings

Common Stock (Nasdaq: STRR)
Series A 10% Preferred Stock (Nasdaq: STRRP)

A Diversified Holding Company

Creating Shareholder Value through Organic Growth, Acquisitions, and Share Repurchases

June 2026







www.starequity.com

Forward-Looking Statements

This presentation contains statements that the Company believes to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this presentation, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe," and similar words, expressions, and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties, and assumptions include, but are not limited to, (1) global economic fluctuations, (2) changes in the cost and availability of commodities, materials, and equipment, (3) risks related to providing uninterrupted service to clients, (4) the ability of clients to terminate their relationship with the Company at any time, (5) risks associated with real estate ownership, (6) the Company's ability to successfully achieve its strategic initiatives, (7) risks related to fluctuations in the Company's operating results from quarter to quarter, (8) risks related to potential acquisitions or dispositions of businesses by the Company, (9) our profitability and growth being tied to the success of our operating businesses, (10) risks associated with our financial investments in other businesses, (11) our ability to improve existing products and services and develop, introduce, and market new products and services successfully, (12) the loss of or material reduction in our business with any of the Company's largest customers, (13) competition in the Company's markets, (14) risks related to potential decreases in demand for products, (15) our ability to maintain costs at an acceptable level, (16) the negative cash flows and operating losses that may recur in the future, (17) risks related to international operations, including foreign currency fluctuations, political events, trade wars, natural disasters or health crises, including the Russia-Ukraine war, and potential conflict in the Middle East, (18) risks relating to how future credit facilities may affect or restrict our operating flexibility, (19) our ability to generate or borrow sufficient cash to make payments on our indebtedness, (20) risks related to indebtedness, (21) risks associated with the Company's investment strategy, (22) the Company's dependence on key management personnel, (23) the Company's ability to attract and retain highly skilled professionals, management, and advisors, (24) the Company's ability to collect accounts receivable, (25) the Company's exposure to legal proceedings, investigations and disputes, and limits on related insurance coverage, (26) the Company's ability to utilize net operating loss carryforwards, (27) the potential for goodwill impairment, (28) volatility of the Company's stock price, (29) risks related to our historically low trading volume, (30) risks related to securities or industry analysts, (31) the Company's ability to declare dividends, (32) risks associated with failure to pay dividends on our Series A Preferred Stock, (33) our history of annual net losses, (34) risks related to our international operations, (35) risks related to compliance with federal and state laws, regulations, and other rules, (36) our exposure to employment-related claims, legal liability, and costs from clients, employees, and regulatory authorities, (37) risks related to the imposition of licensing or tax requirements or new regulations, (38) the effect of Anti-takeover provisions in our organizational documents, (39) the effect of the protective amendment contained in our Restated Certificate of Incorporation, (40) the impact of our stockholder rights plan, or "poison pill," on stockholder decision making, (41) risks related to our scaled disclosure requirements as a smaller reporting company, (42) risks related to evolving ESG and DEI rules and regulations, (43) the Company's heavy reliance on information systems and the impact of potentially losing or failing to develop technology, (44) the adverse impacts of cybersecurity threats and attacks, and (45) risks related to the use of new and evolving technologies. The foregoing list should not be construed to be exhaustive. Actual results could differ materially from the forward-looking statements contained in this presentation. In view of these uncertainties, you should not place undue reliance on any forward-looking statements, which are based on our current expectations. These forward-looking statements speak only as of the date of this presentation. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Star Equity Holdings
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Executive Summary

We believe Star is positioned to deliver **strong shareholder returns** through:

Organic Growth

We are building a diversified, scalable multi-platform portfolio of operating companies with attractive organic growth, margins, and ROIC

We believe we are positioned to grow Adj. EBITDA from **$12M in Q1 2026 TTM PF → $40M by 2030** (1) (2)

Our $215M of usable NOLs provide a tax-efficient structure to convert EBITDA growth into FCF (3)

M&A and Asset Optimization

We constantly evaluate acquisition targets to **supplement our organic growth goals**, with a focus on growing our current platform companies (2)

Preference for using **non-convertible preferred stock** for M&A vs. common stock

+

We believe we will monetize **$20M+ of non-cash generating assets in the next few years**

Opportunistic Share Repurchases

Approx. $10M repurchased since 2020; including ~8% block purchase in Q3 2025

High Insider Ownership

Insiders own ~33% (4) and buy stock regularly

(1) See slide 22 for more detail. (2) Any acquisitions would be additive to organic growth forecast of $40M in Adj. EBITDA by 2030. (3) As of 12/31/2025. (4) As of 3/31/2026.

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Financial and Valuation Highlights

	Q1 2026 TTM PF Financial Highlights (1)	Vision 2030 (2)
Revenue	**$228.2M**	**~$400M**
Gross Profit	**$95.0M**	**~$200M**
Adj. EBITDA	**$12.2M**	**~$40M**
Adj. EPS (3)	**$0.56**	**$10+**

$215M of NOLs usable against any taxable income in the US, equates to potential future cash tax savings of **$45M (~$12.23/share)** (4)

(1) Figures are Q1 2026 TTM Pro forma – as if the acquisition of Star Operating occurred on April 1, 2025.
(2) See slide 22 for additional detail.
(3) See slide 39 for additional detail.
(4) NOLs as of 12/31/2025 x 21% US tax rate, per share number based on shares outstanding as of 5/14/2026.

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Star Equity Holdings

Who We Are

- ➢ Who We Are
- How We Got Here
- Where We Are Going
- How We Are Going to Get There

www.starequity.com

Star's Current Business Divisions

Star Equity Holdings is a diversified holding company with four divisions [(1)]:

Division	Companies
Building Solutions	KBS Builders Inc.; EdgeBuilder, Inc. Wall panels for the pro builder.; Timber Technologies; Glenbrook Building Supply, Inc. + Future bolt-on acquisitions
Business Services	Hudson Talent Solutions + Future bolt-on acquisitions
Energy Services	Alliance Drilling Tools + Future bolt-on acquisitions
Investments	Star Equity Fund, LP; Real Estate Assets; Catalyst MedTech; Other Investments
Future Divisions	To be established with the potential acquisition of new verticals

[(1)] *On August 22, 2025, the Company completed its previously announced acquisition of Star Operating Companies, Inc. ("Star Operating", formerly known as Star Equity Holdings, Inc.), pursuant to the Agreement and Plan of Merger, dated as of May 21, 2025 (the "Merger Agreement"), by and among the Company, Star Operating and HSON Merger Sub, Inc., a wholly owned subsidiary of the Company ("Merger Sub"). Upon the terms and subject to the conditions of the Merger Agreement, on August 22, 2025, at the effective time of the merger pursuant to the Merger Agreement (the "Merger"), Merger Sub merged with and into Star Operating, with Star Operating continuing as the surviving corporation of the Merger as a wholly owned subsidiary of the Company. Effective September 5, 2025, the Company changed (i) its name to Star Equity Holdings, Inc. and (ii) its trading symbol on Nasdaq to STRR and STRRP.*

Star Equity Holdings 6

Differentiated Corporate Strategy and Structure

Star is similar to a private equity fund, but with key distinctions allowing us to:

1. Scale quickly and profitably through organic growth
2. Have flexible holding periods thanks to an open-ended investment time horizon
3. Have a long-term partnership approach rather than short-term transactional one
4. Pursue both private and public acquisition targets, sometimes through activism [(1)]
5. Be a logical aggregator of select microcaps that fit Star's acquisition criteria
6. Leverage a mix of cash, debt, and preferred stock to offer flexible deal structures to counterparties

Medium-term Goals (~5-year)

1. **Outperform the Russell 2000 Index**
2. **Get added to the Russell 2000 Index**

[(1)] *Public activism efforts are not always in pursuit of acquisition.*

Star Equity Holdings 7

Our Team

Corporate Team

Star's Corporate Team consists of 12 people and functions similarly to a PE firm

Star's corporate team is responsible for:

- Strategy & Vision
- Capital Allocation and M&A
- Public Company Duties
- Management of the Investments Division
- Capital Markets & Bank Relationships
- Compliance and Legal

Allows local management teams to focus on operations and growth opportunities

Operating Companies

Star's Operating Companies comprise a global team of ~1,500 people operating across three divisions

Star's operating company teams are responsible for:

- Operations
- EBITDA & Free Cash Flow Generation
- Organic Growth
- Sourcing of Local M&A Opportunities

Bolt-on acquisitions supplement organic growth at our operating companies

Star Equity Holdings 8

Capital Structure & Valuation Metrics

Capital Structure	
Cash [1][2]	$10.3 M
Real Estate [2][3]	$7.9 M
Public Investments [2]	$4.2 M
Private Investments [2]	$10.0 M
Total Debt on Operating Businesses [2][4]	$12.4 M
Debt less Cash ("Net Debt") [2]	$2.1 M
Preferred Stock [2][5]	$23.7 M
Common Shares Outstanding [6]	3.7 M
Stock Price [7]	$11.62

[1] *Including restricted cash.*
[2] *As of 3/31/2026.*
[3] *Gross book value of real estate, including leasehold improvements.*
[4] *Excluding operating leases.*
[5] *Based on liquidation preference of $10.00 per share.*
[6] *As of 5/14/2026.*
[7] *As of 5/31/2026.*

Select Valuation Metrics	
Book Value ("BV") [8]	$37.3 M
Market Capitalization [7]	$43.2 M
Preferred Stock [2][5]	$23.7 M
Debt less Cash ("Net Debt") [2]	$2.1 M
Enterprise Value [9]	$69.0 M
Preferred Stock [2][5]	($23.7) M
Investments [2][10]	($14.1) M
Real Estate [2][3]	($7.9) M
Adj. Enterprise Value [11]	$23.3 M

[8] *Book value of common equity as of Q1 2026 (i.e., net of preferred stock at liquidation preference).*
[9] *Excluding operating leases.*
[10] *Including public and private investments.*
[11] *Excluding operating leases, investments, real estate, and preferred stock. Note: preferred stock dividends of $2.4M per year need to be subtracted from unlevered cash flow when using this calculation of Adjusted EV.*

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Star Equity Holdings

How We Got Here

Who We Are
➢ How We Got Here
Where We Are Going
How We Are Going to Get There

www.starequity.com

August 2025 Transformational Merger [1]

Star Operating Companies, Inc.
(f.k.a. Star Equity Holdings, Inc. & NASDAQ: STRR until 08/22/25)
- Building Solutions
- Energy Services
- Investments

+

Hudson Global, Inc.
(NASDAQ: HSON until 09/04/25)
- Business Services
- $215M in NOLs [2]

Star Equity Holdings

On 08/22/2025, the two microcaps merged to form today's company

[1] *Graphic depicts the business combination, not the actual legal structure.*
[2] *As of 12/31/2025.*

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Star's M&A and Investing Transactions since 2022 [1]

Asset Sales

In 2023: Digirad Health, Inc.
$40M valuation
Sold Digirad Health, Inc. to PE-owned Catalyst MedTech (formerly TTG Imaging Solutions, LLC)

Valuation Breakdown:
- *$27M Cash*
- *$7M Note*
- *$6M Equity Roll into Catalyst MedTech*

Acquisitions

In 2023: Big Lake Lumber **($3.3M)**
(Bolt-on for Glenbrook; Minneapolis-based lumber yard)

In 2024: Timber Technologies **($23.7M)**
(Adjacent to EdgeBuilder Glenbrook; Wisconsin-based glulam manufacturer)

In 2025: Alliance Drilling Tools **($12.6M)**
(Platform in Energy Services space with locations in Rockies and Texas)

Transformational Transaction
In 2025: Merger with Hudson Global

Investments

In 2024: SDPI Investment
~35% return
Generated when Superior Drilling Tools (NYSE: SDPI) was acquired by Drilling Tools International Corp. (NASDAQ: DTI)

In 2025: SVT Investment
~340% return
Generated when Servotronics, Inc. (NYSE: SVT) was acquired by TransDigm Group Inc. (NYSE: TDG)

[1] *Slide refers to transactions completed by Star Operating Companies, Inc., formerly known as Star Equity Holdings, Inc. prior to 08/22/2025.*

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Star Equity Holdings

Where We Are Going

Who We Are

How We Got Here

➢ Where We Are Going

How We Are Going to Get There

www.starequity.com

Growing Our Company Via a Three-Pronged Strategy

Organically Grow Current Operating Companies	Pursue Acquisitions	Make Targeted Investments
Pursue growth ideas and operational improvements at Operating Companies **Revenue Goals:** • CAGR 10-15% by 2030 (1) **Adj. EBITDA Goals:** • ~$40M by 2030 (1)	**Acquire** private and / or public companies that could be: 1) Bolt-ons for existing Operating Companies 2) "Adjacent" targets in existing Divisions (i.e., new "Sister Companies" to current Operating Companies) 3) New Verticals / New Divisions Use cash, debt, and/or preferred stock for M&A	**Invest** in select microcaps that could be: • Acquisition targets • Strategic investments

Star Equity Holdings

(1) We expect our revenue to grow 10-15% per year on average over the next 5 years and Adj. EBITDA to grow faster than that rate, excluding acquisitions. See slide 22 for more detail.

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Star's M&A Opportunity Set

Actively seeking both **public & private acquisition opportunities** to complement our organic growth

Public Companies

- Over 3,000 public companies with less than $30M of EBITDA in the US (1)
  - Costs and complexities of being public keep rising
  - Star is a logical aggregator of select micro-caps, where public company and redundant overhead costs can be eliminated, creating value for shareholders

Private Companies

- Large subset of high-quality, privately owned small businesses with ownership seeking an exit
- Demographic trends such as the "Silver Tsunami" of baby boomer retirements suggest an increase in business ownership transitions
  - An est. 12 million baby boomers own private businesses in the U.S.; approx. 4 million have annual revenue of $5 - $100M (2)
  - ~45% of family-owned businesses lack a succession plan (3)

Star Equity Holdings

(1) Data according to Bloomberg.
(2) According to Ballard Spahr LLP.
(3) According to the Kreischer Miller Family Business Survey.

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Characteristics - What We Are Looking For (M&A)

Characteristics of Star's operating businesses and acquisition targets:

1. Low maintenance capex / asset-lite business models
2. Significant organic growth opportunities / growing industries
3. Fragmented markets / availability of bolt-on acquisition targets
4. Focus on B2B > B2C
5. Excellent local operating management teams
6. Low obsolescence risk

We are looking to acquire businesses generating $10-$50M in Revenue with >$2M of EBITDA in the following industries:

Existing Star Verticals (highest priority):
- Building Solutions / Housing / Building Materials
- Staffing / Business Services
- Energy & Industrial Services

Potential New Verticals for Star:
- Transportation / Logistics
- Industrials / Manufacturing
- Materials
- NO start-ups or VC-type situations

Star Equity Holdings

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How We Are Going to Get There

Who We Are
How We Got Here
Where We Are Going
➢ How We Are Going to Get There

www.starequity.com

Building Solutions: Future Goals

Near-Term Financial Goals:

- ✓ Expand presence in each of KBS, EBGL, and TT's markets by increasing output and adding new products and services
- ✓ Explore opportunities to re-open idle Oxford, Maine plant
- ✓ Increase KBS's modular manufacturing capacity and output

Long-term Financial Goals by Company:

KBS Builders Inc.	EdgeBuilder, Inc. & Glenbrook Building Supply, Inc.	Timber Technologies
Mid-teens annual revenue growth	**High single-digit** annual revenue growth	**High single-digit** annual revenue growth

Division-wide goal of **10%+** annual revenue growth with gross margins of **25%+**

Implies 2030E Revenue of ~$100M, Gross Profit of ~$25M, and Adj. EBITDA of ~$15M [1]

[1] We are unable to reconcile our long-term reported net income estimate to our long-term adjusted EBITDA estimate because we are unable to predict the long-term impact of foreign exchange or the mark-to-market net impact on commodity derivatives due to the unpredictability of future changes in foreign exchange rates and commodity prices. Therefore, we are unable to provide a reconciliation of these measures.

Star Equity Holdings 18

Business Services: Future Goals

Hudson Talent Solutions

Hudson Talent Solutions Performance Goals:

	Gross Profit	Adj. EBITDA [1]	
Interim Goal #1	$100 million	$20 million	Could be achieved organically in the next few years
Longer-Term Goal #2	$200 million	$50 million	Timeline could be accelerated significantly by partnering with a growth capital provider

We believe that future growth will deliver ~30% incremental Adj. EBITDA margins [2]

Timeline could be accelerated significantly by partnering with a growth capital provider

- At $200 million of gross profit, Hudson Talent Solutions could generate ~$50 million of adjusted EBITDA [1]
- An external growth capital investment could be a "win-win-win" for a future capital provider, the Hudson Talent Solutions management team, and Star shareholders

[1] We are unable to reconcile our long-term reported net income estimate to our long-term adjusted EBITDA estimate because we are unable to predict the long-term impact of foreign exchange or the mark-to-market net impact on commodity derivatives due to the unpredictability of future changes in foreign exchange rates and commodity prices. Therefore, we are unable to provide a reconciliation of these measures. Please refer to the section regarding "Forward-Looking Statements" on page 2 for more information. [2] Defined as Adj. EBITDA divided by Gross Profit.

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Energy Services: Revenue Breakdown and Future Goals

Revenue Breakdown

Revenue by End-Market [1]


37%
63%
Oil & Gas
Mining, Geothermal, Waterwells, Hydrogen, Carbon Capture

Revenue Streams [1]
(% of Total Revenue)


11%
22%
13%
86%
Sale
Rental
Replacement
Service

Near-Term Financial Goals

- ✓ Strategic investments to meet rising demand for ADT's services, expand its operational capacity, service more clients, and unlock substantial revenue potential
- ✓ Seeking bolt-on acquisitions

Goal of 10% annual revenue growth and scaling to **$10M+ in Adj. EBITDA** [2]

[1] Q1 2026 TTM revenue breakdown. [2] See slide 22 for more detail.

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Investments: Portfolio & Future Goals

Public Investments Portfolio Value [1]	
SEF, LP Public Equities [2]	$4.2 Million

Private Investments Book Value [1]	
Catalyst MedTech Note [3]	$8.5 Million
Catalyst MedTech Equity [3]	$1.0 Million
MDOS Note	$0.5 Million
KBS Customer Note	$0.0 Million
Total	**$10.0 Million**

(1) As of 3/31/2026.

(2) SEF, LP stands for Star Equity Fund, LP (website: www.starequityfund.com).

(3) Catalyst MedTech common equity and seller note relate to the sale of Digirad Health in May of 2023. Original book value of Note including PIK interest totals $9.2M. Original book value of Catalyst MedTech equity was $6.0M.

Near-Term Financial Goals

- **Monetize real estate assets** to optimize financial leverage and cost of capital across operating divisions
- Make **strategic investments** in public equities undergoing or poised for change

Long-Term Financial Goals

- **Create value** across portfolio of public and private investments
- Pursue **additional sale-leasebacks** and other financings to unlock latent value of real estate assets

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Adj. EBITDA by Segment

Adj. EBITDA by Segment

($ in millions)

	Q1 2026 TTM PF [1]	2030E Goal [2] [3]
Building Solutions	$5.9	~$15.0
Business Services	4.4	~27.0
Energy Services	3.5	~5.0
Investments	7.3	~1.0
Segment Sub-Total	$21.1	~$48.0
Corporate Costs	(8.9)	~(8.0)
Total Adj. EBITDA	**$12.2**	**~$40.0**

(1) Q1 2026 TTM Pro Forma results. See slide 37 for more detail.

(2) Excluding acquisitions, we believe in our ability to

- ***Grow revenue 10-15% per year on average over the next 5 years***
- ***Grow Adj. EBITDA faster than that rate***

(3) We are unable to reconcile our 2026 and long-term reported net income estimate to our 2026 and long-term adjusted EBITDA estimate because we are unable to predict the long-term impact of foreign exchange or the mark-to-market net impact on commodity derivatives due to the unpredictability of future changes in foreign exchange rates and commodity prices. Therefore, we are unable to provide a reconciliation of these measures. Please refer to the section regarding "Forward-Looking Statements" on page 2 for more information.

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Star Equity Holdings

Appendix

www.starequity.com

Case Study: Former Healthcare Division*

Unlocking Significant Value for Shareholders

$63.2 million of value realized through portfolio optimization

Sept 2018	Oct 2018	Feb 2021	Mar 2021	May 2022	May 2023
Real Estate Sales	Telerhythmics Sale	MDOS Sale	DMS Sale	Reorganization	DHI Sale [1]
$1 Million	$2 Million	$1.4 Million	$18.8 Million	Margins ⬆	$40 Million

Since announcing its transition to a diversified holding company in September 2018, Star Equity streamlined its Healthcare division through non-core asset sales and improved performance at its core business with its May 2022 reorganization, culminating in the sale of Digirad Health ("DHI") in May 2023. The DMS acquisition in 2016 came with non-core real estate assets that were sold off over time, which could happen again with future acquisitions.

(1) **DHI sold for $40 million despite STRR market cap being $10 million at the time**

** Eliminated in mid-2023 following the sale of Digirad Health (Medical Devices Business Unit)*

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25 Outcome – 2025 Unlocked Significant Value SVT acquired by TransDigm for $47/share • 357% premium over the pre- announcement share price Transaction Benefits • SVT gained access to financial resources and customer relationships, accelerating growth • TransDigm has a long history of integrating and scaling businesses like SVT SEF Invested in 2022 Pushed for Change • SEF campaign resulted in: 1. Termination of poison pill 2. Resignation of several unqualified long-tenured directors 3. Appointment of a new CEO, CFO, and two independent board members 4. Divestiture of a legacy segment, allowing focus on its higher-margin core ATG segment 5. Initiation of an internal review to seek strategic alternatives Prior SEF Involvement in 2021 • Frustrated shareholders due to o Poor financial performance o Poor corporate governance o Lack of communication from the board • SEF recognized SVT’s strong business fundamentals o Believed value could be unlocked by aligning leadership and shareholders’ goals Case Study – Servotronics Inc. (“SVT”) SVT: designer and manufacturer of precision control components for the aerospace, industrial, and defense markets SEF owned approximately 6% of the common stock of SVT prior to TransDigm’s acquisition SEF realized ~340% return on its investment 26 $28.9 $48.0 $57.1 $45.8 $53.4 $71.9 $- $10 $20 $30 $40 $50 $60 $70 $80 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Revenue ($ in millions) $4.0 $3.0 $12.7 $12.2 $11.3 $18.0 $- $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Gross Profit ($ in millions) $0.7 ($2.7) $6.3 $4.4 $3.1 $7.2 $(4) $(2) $- $2 $4 $6 $8 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Non-GAAP adj. EBITDA ($ in millions) (1) Gross Margin: FY 2020: 14.0% FY 2021: 6.3% FY 2022: 22.2% FY 2023: 26.5% FY 2024: 21.1% FY 2025 PF: 25.1% (1) Adjusted EBITDA is a non-GAAP number. Reconciliations of non-GAAP measures can be found in the appendix to this presentation – see slide 38. (2) FY 2025 pro forma results. (2) (2) (2) Building Solutions: Recent Financial Highlights 27 Building Solutions: Backlog Historical Backlog (USD in thousands) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Beginning Backlog (1) $ 17,190 $ 27,913 $ 25,739 $ 20,032 $ 9,598 (+) New Orders $ 22,841 $ 18,223 $ 15,680 $ 7,541 $ 9,983 (-) Recognized Revenue $ 12,118 $ 20,398 $ 21,387 $ 17,975 $ 11,598 Ending Backlog $ 27,913 $ 25,739 $ 20,032 $ 9,598 $ 7,983 LTM Book to Bill Ratio 1.23 1.19 1.01 0.72 (1) Backlog defined as future revenue under contract. 28 Business Services: Historical Trends & Future Goals In addition to filling in new geographic areas and capabilities, HTS has been investing heavily in sales, marketing, and technology 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 0 20 40 60 80 100 120 140 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 A d j. E B IT D A M ar gi n G ro ss P ro fi t (“ Fe e R ev e n u e ”) $ M Hudson Talent Solutions GP & Adj. EBITDA Margin (1) Gross Profit Adj. EBITDA Margin Excl. Growth Investment Expenses Adj. EBITDA Margin $ 99.2 $ 42.1 $ 71.8 Growth Drivers (‘18 – ’22): ~50% organic growth ~50% acquisitions (~30% Adj. EBITDA Margin on incremental GP) Drivers of Decline (’22 – ’25): ~$20M Tech Sector Decline ~$10M lower Fortune 500 Hiring Volumes Outlook assumes ~30% Adj. EBITDA margin on incremental Gross Profit (1) Adjusted EBITDA is a non-GAAP number. For more information and reconciliations of non-GAAP measures, see slides 22 and 36.

Business Services: Acquisition & Investment History

HUDSON TALENT SOLUTIONS

- Added Tech Sector Focused Team
- Added India & Manila Back Office
- Increased presence in Singapore & Southeast Asia

Management Restructure
Jake Zabkowicz becomes CEO

- Added Middle East, Japan, LatAm
- Added Employer Branding/Marketing

Hired LatAm Team | Hired Digital Team

Date	Acquisition	Result
Oct. 2020	Coit Group	Expanded into the tech sector
Oct. 2021	Karani	Expanded into India and Philippines
Aug. 2022	Hunt & Badge	Further expansion in India
Nov. 2023	Hudson Singapore	Increased market presence in Southeast Asia
Mar. 2024	Executive Solutions	Entered UAE market
Apr. 2024	Striver	Solidified position in Middle East market
Jul. 2025	ACG Japan	Entered Japan market
Aug. 2025	CMRG	Expanded employer branding and talent engagement capabilities

A series of smaller acquisitions to broaden Hudson Talent Solutions' ("HTS") geographic reach and service offering, making HTS a **truly global, total talent solutions provider**

Star Equity Holdings
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Energy Services: Overview

Alliance Drilling Tools ("ADT") is a drilling equipment company engaged in the rental, sale, and repair of downhole tools

- Unique business model providing mission-critical products and high-margin sales
- Operates in highly specialized industry with high barriers to entry
- Diversified revenue streams, client base, and geographic footprint

ADT's facilities are located in two key markets:

Rocky Mountain Region


Sales, Service & Logistics (Casper, WY)
Corporate HQ (Evanston, WY)
Sales & Service (Vernal, UT)
IDAHO
WYOMING
Salt Lake City
UTAH
Denver

~75% of 2025 Revenue

Texas


Sales, Service, Repair & Rebuild (Midland, TX)
Albuquerque
NEW MEXICO
Fort Worth
Dallas
Juarez
TEXAS
Austin
CHIHUAHUA

~25% of 2025 Revenue

ADT serves the following end-markets:

Oil & Gas



Geothermal



Carbon Capture (1)



Mining & Other (2)



(1) ADT's tools are used to drill carbon sequestration wells in salt caverns.
(2) Other end-markets include Hydrogen and Waterwell drilling.

Star Equity Holdings
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Investments: $20 - $30M of Potential Value to Be Unlocked

Real Estate

Estimated Value $8 - $9M (1)

- Owns, manages, and finances real estate assets of operating companies
- Negotiates standalone financing to optimize financial leverage and cost of capital
- Executes sale-leaseback transactions on owned real estate when attractive to do so



Private Investments

Estimated Value $10 - $15M (1) (2)

- Star Equity Investment Holdings retains private company debt and minority equity interests
- Makes strategic investments including potential acquisition targets or JV partners

CATALYST MEDTECH

Public Investments

Portfolio Value $4.2M (1)

- Star Equity Fund ("SEF") manages public equity portfolio
- Focuses on impact investments to unlock latent value
- Could use activist approach in certain situations
- Makes strategic investments including potential acquisition targets or JV partners

Star Equity Fund, LP

(1) As of 3/31/2026 and evaluated quarterly. For real estate, lower end of range reflects book value; higher end is based on appraisals as of 3/31/2026.
(2) Lower end of valuation is book value as of 3/31/2026; higher end includes original (unimpaired) value of Catalyst Equity.

Star Equity Holdings
31

Investments: Real Estate Assets

Real Estate Assets Held Separately from OpCos to Facilitate Value Creation

Currently Owned - Portfolio Value	
2 Facilities	$8 - $9 Million (1)



Oxford, Maine
KBS Facility - Idle
90,000 sq ft

Colfax, Wisconsin
Timber Tech Facility
89,000 sq ft

Sold

Waterford, Maine
61,900 sq ft facility (sold for $1.2M on 3/30/2023)

Leased - EBGL Facilities

Oakdale, Minnesota
10,800 sq ft

Hudson, Wisconsin
22,800 sq ft

Sold / Leased Back Facilities (2)

Big Lake, Minnesota – Glenbrook Facility
22,300 sq ft (sold for $2.8M on 7/18/2024)

South Paris, Maine – KBS Facility
85,000 sq ft (sold for $6.1M on 7/19/2024)

Prescott, Wisconsin – EBGL Facility
34,200 sq ft (sold for $2.6M on 12/31/2024)

Evanston, Wyoming – ADT Facility
21,400 sq ft (sold for $1.7M on 2/27/26)

Midland, Texas – ADT Facility
5,000 sq ft (sold for $1.1M on 3/27/26)

Vernal, Utah – ADT Facility
6,950 sq ft (sold for $0.6M on 3/27/26)

(1) Lower end of range reflects book value; higher end is based on appraisals as of 3/31/2026.
(2) Gross proceeds from sale lease-back transactions.

Star Equity Holdings
32

Business Segment Operating Teams

Business Services



Jake Zabkowicz
Global CEO

HUDSON TALENT SOLUTIONS

11 years of extensive global leadership as well as operational and business development expertise in the talent acquisition industry

Energy Services



Ryan Thomas
President

ALLIANCE DRILLING TOOLS

Over 20 years of experience in management of drilling equipment supply for the oil and gas, geothermal, mining, and water-well industries

Building Solutions



Thatcher Butcher
President

KBS Builders Inc.

Over 20 years of experience with building and construction industry



Scott Jarchow
President

EdgeBuilder, Inc. Wall panels for the pro builder.

Glenbrook Building Supply, Inc.

Over 25 years of building and construction experience with positions in independent sales, sales management, business development, and general management



Tom Niska
President

TIMBER TECHNOLOGIES

Over 25 years of experience in the manufacturing of engineered wood products, Glulam beams and columns for agricultural, commercial, and residential applications.

Star Equity Holdings

33

Led by Highly Experienced Management Team

Star's corporate team is responsible for:

- Strategy & Vision
- Capital Allocation and M&A
- Public Company Duties
- Management of the Investments Division
- Capital Markets & Bank Relationships
- Compliance and Legal

Allowing operating management to focus on operations and growth opportunities



Jeffrey Eberwein
Chief Executive Officer

- Over 30 years of Wall Street experience
- Founder and CEO of Lone Star Value Management
- Former Portfolio Manager at Soros Fund Management and Viking Global Investors
- MBA from The Wharton School and a BBA from The University of Texas



Richard Coleman
Chief Operating Officer

- Over 45 years of executive leadership experience including as CEO of 3 public companies
- Extensive experience in technology management, operational excellence, acquisitions, and as a public company board member
- MBA from Golden Gate University and a BS in Management from the US Air Force Academy



Matt Diamond
Chief Accounting Officer

- Over 25 years of finance experience
- Served in variety of finance and control roles at PepsiCo from 2001 to 2018
- Held director roles in Financial Reporting, Financial Analysis, and Technical Accounting and Policy at PepsiCo
- Certified Public Accountant



Hannah Bible
Chief Legal Officer
Corporate Secretary

- Over 20 years of legal and accounting experience across a variety of industries
- Served on the board of several public companies
- Prior adjunct Professor within the International Tax and Financial Services program at Thomas Jefferson School of Law
- LLM in Tax from NYU School of Law, a JD from St. Thomas University School of Law; BBA in Accounting from Middle Tennessee State University



Shawn Miles
Executive Vice President – Finance

- Over 9 years of M&A and investing experience
- Previously worked as a research analyst at Lone Star Value Management, responsible for securities analysis spanning a variety of sectors and investment strategies
- Master's degree in Behavioral Economics and a BS in Applied Economics & Management from Cornell University

34

Highly Experienced Board



- Over 30 years of investment management and portfolio management experience
- Co-CEO of Permit Capital Advisors, LLC
- Served as Founding Board Member of 100 Women in Finance
- Served on several public and private boards

Mimi Drake
Board Chair & Independent Director



- Over 30 years of Wall Street experience
- Founder and CEO of Lone Star Value Management
- Portfolio Manager at Soros Fund Management and Viking Global Investors
- Served as chairman of several public boards

Jeffrey Eberwein
Chief Executive Officer & Director



- Over 25 years of capital markets experience
- Private Investor
- Former Head of Structured Product Sales and Equity Derivative Sales – Americas at HSBC

Todd Fruhbeis
Independent Director



- Over 30 years of human capital management experience
- Former SVP & Chief HR Officer of LifeWay Christian Resources
- Former SVP – Human Resources of Verizon Communications, Inc.
- Served on several private boards

Connia Nelson
Independent Director



- Over 15 years of small-to-mid-size company banking experience
- Founder and CEO of JPalmer Collective
- Former CEO of eCapital Asset Based Lending

Jennifer Palmer
Independent Director



- Over 35 years of investment management and board experience
- Managing Member, COO & CFO at Tyro Capital Management, LLC
- Served on several public and private boards

Louis Parks
Independent Director



- Over 30 years of corporate strategy and governance experience
- Managing Partner of Yucatan Rock Ventures
- Served on several public boards

Robert Pearse
Independent Director

Star Equity Holdings

35

Reconciliation of Non-GAAP Financials

Reconciliation of Hudson Talent Solutions ("HTS") Adjusted EBITDA Margin	Historical Annual							
In 000s	2018	2019	2020	2021	2022	2023	2024	2025
HTS Gross Profit	$42,104	$43,566	$39,081	$68,157	$99,210	$80,267	$70,152	$71,773
HTS Net Income (Loss)	(5,266)	(842)	(1,243)	3,227	7,129	2,198	(4,770)	(2,152)
Provision for income taxes	99	(540)	535	1,117	2,331	370	1,300	1,999
Interest income, net	(298)	(617)	(149)	(33)	(83)	(372)	(360)	510
Depreciation and amortization	16	85	179	597	1,378	1,467	1,361	1,028
Non-operating expense (income)	248	338	(1,789)	83	(40)	(813)	21	1,572
Stock-based compensation expense	1,306	961	737	2,424	2,318	1,469	1,280	850
Non-recurring severance and professional fees	-	1,072	1,283	660	717	1,211	2,071	1,197
Compensation expense related to acquisitions	-	-	91	1,969	2,651	338	-	-
Less: Corporate	8,059	4,081	3,295	3,450	3,715	3,704	3,429	-
HTS Adjusted EBITDA	$ 4,164	$ 4,538	$ 2,939	$13,494	$20,116	$ 9,572	$ 4,332	$ 5,004
HTS Adjusted EBITDA Margin %	*9.9%*	*10.4%*	*7.5%*	*19.8%*	*20.3%*	*11.9%*	*6.2%*	*7.0%*
Growth Investment Expense							3,180	2,585
Adjusted EBITDA Excl. Growth Investment Expenses							$ 7,512	$ 7,589
HTS Adjusted EBITDA Margin % Excl. Growth Investment Expenses							*10.7%*	*10.6%*

1. Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income (expense), stock-based compensation expense, and other non-recurring items ("Adjusted EBITDA") are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, or other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

2. We are unable to reconcile our 2026 and long-term reported net income, reported earnings per share, or adjusted earnings per share estimates to our 2026 and long-term adjusted EBITDA or adjusted earnings per share estimates because we are unable to predict the long-term impact of foreign exchange or the mark-to-market net impact on commodity derivatives due to the unpredictability of future changes in foreign exchange rates and commodity prices. Therefore, we are unable to provide a reconciliation of these measures.

Star Equity Holdings

36

Reconciliation of Pro Forma Non-GAAP Financials

Reconciliation of Star Equity Holdings' Pro Forma March 2026 TTM Adjusted EBITDA US $ in millions	Building Solutions	Business Services	Energy Services	Investments	Corporate	Total [3]
Pro forma revenue, from external customers [1]	$ 71.4	$ 142.8	$ 14.1	$ 0.6	$ (0.6)	$ 228.2
Pro forma gross profit [1]	16.7	72.8	5.8	0.3	(0.6)	95.0
Pro forma net loss attributable to common shareholders [1]	2.6	(1.8)	1.4	5.6	(15.0)	(7.2)
Dividends on Series A perpetual preferred stock	-	-	-	-	2.6	2.6
Pro forma net loss	2.6	(1.8)	1.4	5.6	(12.3)	(4.6)
Provision for income taxes	(0.0)	1.2	-	-	1.0	2.2
Interest income, net	0.6	0.5	0.2	(0.7)	(0.7)	(0.0)
Depreciation and amortization	2.0	0.9	1.6	0.3	(0.0)	5.0
EBITDA (loss) [2]	5.3	0.9	3.3	5.2	(12.0)	2.6
Non-operating expense (income), including corporate administration charges	0.3	1.5	0.0	(0.0)	(1.5)	0.2
Stock-based compensation expense	(0.0)	0.9	-	-	0.9	1.7
Interest Income	-	(0.0)	-	1.2	-	1.2
Non-recurring items	0.2	1.3	0.1	0.9	3.7	6.3
Pro forma adjusted EBITDA (loss) [2]	$ 6.0	$ 4.4	$ 3.4	$ 7.3	$ (8.9)	$ 12.2

(1) Pro forma Building Solutions and Investments results for the full year of 2025 as opposed to August 22, 2025 through December 31, 2025. Pro forma Energy Services reflects results from Alliance Drilling Tools for the full year in 2025. Alliance Drilling Tools was acquired by Star Operating Companies on March 3, 2025.
(2) EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees.
(3) Amounts may not sum due to rounding.

Star Equity Holdings
37

Reconciliation of Non-GAAP Financials

Reconciliation of Building Solutions Adjusted EBITDA In 000s	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025 PF
Net Income (Loss)	$ (2,883)	$ (7,488)	$ 2,875	$ 2,517	$ (1,578)	$ 3,494
Provision for income taxes	40	-	(88)	(288)	-	1
Interest expense, net	910	509	416	84	504	666
Depreciation and amortization	2,172	1,931	1,974	2,070	3,338	2,835
Unrealized (gains) losses on derivatives	-	(664)	768	(123)	25	-
Losses (gains) on sale of assets	-	-	-	-	18	-
Bargain purchase gain	-	-	-	(345)	-	-
Write off of leases and intangibles	-	393	-	240	(105)	-
Goodwill impairment	436	3,359	-	-	-	-
Stock-based compensation expense	-	6	21	32	39	46
Non-operating income (expense)	-	-	-	-	-	(51)
Financing costs	68	449	355	142	24	61
SBA PPP Loan forgiveness	-	(1,220)	-	-	-	-
Purchase accounting adjustments/acquisition expenses	-	-	-	65	786	-
Other non-recurring expenses	-	-	-	-	-	132
Building Solutions Adjusted EBITDA	$ 743	$ (2,725)	$ 6,321	$ 4,394	$ 3,051	$ 7,184

1. Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income (expense), stock-based compensation expense, and other non-recurring items ("Adjusted EBITDA") are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, or other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.
2. We are unable to reconcile our 2026 and long-term reported net income estimate to our 2026 and long-term adjusted EBITDA estimate because we are unable to predict the long-term impact of foreign exchange or the mark-to-market net impact on commodity derivatives due to the unpredictability of future changes in foreign exchange rates and commodity prices. Therefore, we are unable to provide a reconciliation of these measures.

Star Equity Holdings
38

Reconciliation of Non-GAAP Financials

Reconciliation of Star Equity Holdings' Pro Forma Q1 2026 TTM Adjusted EPS In millions, except for per share amounts	Adjusted Net Income [1] TTM Period Ended 3/31/2026	Diluted Shares Outstanding	Pro Forma Per Diluted Share [1] TTM Period Ended 3/31/2026
Pro forma net loss [1]	$ (4.6)	3.675	$ (1.25)
Dividends on Series A perpetual preferred stock	(2.6)	3.675	(0.71)
Pro forma net loss attributable to common shareholders [1]	(7.2)	3.675	(1.96)
Intangible amortization from acquisitions	2.0	3.675	0.55
Deferred tax on subsidiary write-downs	1.1	3.675	0.30
Non-recurring items (after tax)	6.1	3.675	1.66
Adjusted net income (loss) attributable to common shareholders [1][2]	$ 2.0	3.675	$ 0.56

1. Amounts may not sum due to rounding.
2. Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measure which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies.

Star Equity Holdings
39



Contact Us

Jeff Eberwein
CEO

Rick Coleman
COO

Shawn Miles
EVP – Finance
admin@starequity.com

Investor Relations

The Equity Group Inc.
Lena Cati
Senior Vice President
212-836-9611 / lena.cati@theequitygroup.com